UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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STOCKGROUP INFORMATION SYSTEMS INC.
(Name of Registrant as Specified In Its Charter)

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Definitive Proxy Materials

STOCKGROUP INFORMATION SYSTEMS INC.

500 - 750 West Pender Street
Vancouver, B.C. V6C 2T7 Canada

April 12, 2006

Dear Shareholder:

It is our pleasure to invite you to the Annual Meeting of Shareholders of Stockgroup Information Systems Inc. to be held on May 30, 2006 at the company’s offices located at 5th Floor, 750 West Pender Street, Vancouver, BC, Canada from 1:30pm – 2:30pm Pacific Time.

Whether or not you plan to attend, and regardless of the number of shares you own, it is important that your shares be represented at the meeting. I strongly urge you to sign, date and return your proxy promptly in the enclosed envelope.

We sincerely hope you will be able to join us at the meeting. The officers and directors of the Company look forward to seeing you at that time.

Sincerely,

/s/ Marcus A. New

Marcus A. New
President and
Chief Executive Officer

Definitive Proxy Materials

STOCKGROUP INFORMATION SYSTEMS INC.
500 - 750 West Pender Street
Vancouver, B.C. V6C 2T7 Canada

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

(May 30, 2006)

The Annual Meeting of Shareholders of Stockgroup Information Systems Inc. (the "Company") will be held on May 30, 2006 at the company’s offices located at 5th Floor, 750 West Pender Street, Vancouver, BC, Canada from 1:30pm – 2:30pm Pacific Time, for the following purposes:

1.	To elect Directors of the Company for the ensuing year;

2.	To elect new Auditors for the Company for the ensuing year;

3.	To transact such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on April 25, 2006 as the record date for the determination of Shareholders entitled to notice and to vote at the meeting and any adjournments thereof.

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE SIGN AND DATE THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors

/s/ Susan Lovell

Susan Lovell, CA
Corporate Secretary

April 12, 2006

Stockgroup Information Systems Inc.	Proxy Statement

Stockgroup Information Systems Inc.
500 – 750 West Pender Street
Vancouver, British Columbia V6C 2T7

PROXY STATEMENT

     ANNUAL MEETING OF SHAREHOLDERS OF STOCKGROUP INFORMATION SYSTEMS INC.

May 30, 2006

The accompanying Form of Proxy is solicited on behalf of the Board of Directors of Stockgroup Information Systems Inc. (the "Corporation"), to be used at our annual meeting to be held at our offices at the 5th Floor, 750 West Pender Street, Vancouver, British Columbia, on May 30, 2006, at 1:30 p.m. local time. This proxy statement, accompanying Form of Proxy, Notice of Meeting and Annual Report to Shareholders for the fiscal year ended December 31, 2005, are first being mailed to shareholders on or about May 4, 2006.

We will bear the expense of this solicitation. In addition to solicitation by use of the mails, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile or other means. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons. Our transfer agent, Pacific Corporate Trust Company of Canada, has agreed to assist us in the tabulation of proxies and the counting of votes at our annual meeting.

All of a shareholder's common shares registered in the same name will be represented by one proxy.

WHO CAN VOTE

Only shareholders of record as of the close of business on April 25, 2006 are entitled to receive notice of, attend and vote at our annual meeting. As of the date of this report, there are 33,541,596 common shares in the capital of our Corporation issued and outstanding. We have no other voting securities outstanding. Each shareholder of record on April 25, 2006 is entitled to one vote for each common share held.

HOW YOU CAN VOTE

Common shares cannot be voted at our annual meeting unless the holder of record is present in person or represented by proxy. A shareholder has the right to attend our annual meeting at the time and place set forth in the Notice of Annual Meeting and to vote their securities directly at the meeting. In the alternative, a shareholder may appoint a person to represent such shareholder at our annual meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Pacific Corporate Trust Company, 2nd Floor, 510 Burrard Street, Vancouver, BC V6C 3B9. All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our annual meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

Stockgroup Information Systems Inc.	Proxy Statement

The common shares represented by the proxy will be voted, or withheld from voting, as directed in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for our Board of Directors set forth in this proxy statement. If any other matters properly come before our annual meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgement, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF COMMON SHARES

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY SHAREHOLDERS OF OUR CORPORATION, AS A SUBSTANTIAL NUMBER OF SHAREHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Shareholders who do not hold their shares in their own name (referred to in this Proxy Statement as "beneficial shareholders") should note that only proxies deposited by shareholders whose names appear on the records of our Corporation as the registered holders of common shares can be recognized and acted upon at our annual meeting. If common shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those common shares will not be registered in the shareholder's name on the records of our Corporation. Such common shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms). Beneficial shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial shareholders in advance of shareholders' meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial shareholders in order to ensure that their common shares are voted at our annual meeting. The form of proxy supplied to a beneficial shareholder by its broker (or the agent of the broker) is similar to the form of proxy provided to registered shareholders by our Corporation. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the beneficial shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication Services ("ADP") in the United States and Independent Investor Communications Company ("IICC") in Canada. ADP and IICC typically apply a special sticker to proxy forms, mail those forms to the beneficial shareholders and beneficial shareholders return the proxy forms to ADP for the United States and IICC for Canada. ADP and IICC then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at our annual meeting. A beneficial shareholder receiving an ADP proxy or an IICC proxy cannot use that proxy to vote common shares directly at our annual meeting - the proxy must be returned to ADP or IICC, as the case may be, well in advance of our annual meeting in order to have the common shares voted.

Although a beneficial shareholder may not be recognized directly at our annual meeting for the purposes of voting common shares registered in the name of his broker (or agent of the broker), a beneficial shareholder may attend at our annual meeting as proxyholder for the registered shareholder and vote the common shares in that capacity. Beneficial shareholders who wish to attend at our annual meeting and indirectly vote their common shares as proxyholder for the registered shareholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual meeting.

Stockgroup Information Systems Inc.	Proxy Statement

Alternatively, a beneficial shareholder may request in writing that his or her broker send to the beneficial shareholder a legal proxy which would enable the beneficial shareholder to attend at our annual meeting and vote his or her common shares.

QUORUM

A quorum of shareholders is necessary to take action at our annual meeting. A minimum of one person present in person or represented by proxy and holding a majority of the outstanding common shares entitled to vote at the annual meeting as at April 25, 2006 will constitute a quorum for the transaction of business at our annual meeting. However, if a quorum is not present, the shareholders present at our annual meeting have the power to adjourn the meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of common shares present at our annual meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING. IF YOU PLAN TO ATTEND OUR ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (PACIFIC CORPORATE TRUST COMPANY) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

REVOCATION OF PROXIES

You may revoke your proxy at any time prior to the start of our annual meeting in three ways:

1.	by delivering a written notice of revocation to the Secretary of our Corporation;

2.	by submitting a duly executed proxy bearing a later date; or

3.	by attending our annual meeting and expressing the desire to vote your common shares in person (attendance at our annual meeting will not in and of itself revoke a proxy).

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to herein are expressed in U.S. dollars.

Stockgroup Information Systems Inc.	Proxy Statement

PROPOSAL ONE - ELECTION OF DIRECTORS

Our Articles of Incorporation provide that the number of directors shall be determined by resolution of the Board of Directors and set out in the notice calling the meeting of shareholders provided that the number of directors may be not less than two (2) or more than seven (7). All of our current directors are standing for re-election at our annual meeting. Each director who is elected will serve until the earlier of our next annual meeting, the date his or her successor has been elected and qualified, or the date of the director's death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected, but if any of them should become unable to serve as a director, and if our Board of Directors designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by our Board of Directors, unless a contrary instruction is given in the proxy.

The affirmative majority vote of the common shares represented in person or by proxy at our annual meeting is required to elect each director. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

The persons nominated to be directors are listed below. All of the nominees are currently directors. The following information is current as of April 12, 2006, and has been provided by the individuals named:

Name	Age	Position(s) With Company	Since
Leslie A. Landes	62	Chairman of the Board	June 1999
Marcus A. New	35	President, CEO and a Director	May 1995
David N. Caddey	56	Director	June 1999
Louis deBoer II	53	Director	October 1999
Patrick Spain	53	Director	August 2004
Elisabeth DeMarse	52	Director	June 2005

Business Experience of Nominees

Leslie A. Landes, Chairman of the Board

Leslie Landes has served as a Director since July 1999 as our President and Chief Operating Officer between August 1998 and December 2004, and has been an advisor to us since shortly after our inception. Mr. Landes is also a director of Liquidation World, Inc., which is a publicly traded company.

Marcus A. New, President, Chief Executive Officer and a Director

Marcus New is the founder, and has been our Chief Executive Officer since May 1995.

David N. Caddey, B.Sc., M.Sc., Director

David Caddey has been a Director of Stockgroup since July 1999. Since July 1998 he has served as an Executive Vice President of MacDonald Dettwiler and Associates Ltd., a space technology and satellite services company that designs, manufactures, operates and markets a broad range of space products and services.

Stockgroup Information Systems Inc.	Proxy Statement

Louis deBoer II, Director

Lee deBoer has served as a director of Stockgroup since October 1999. Mr. deBoer is the Managing Partner and a Founder of Propeller Partners, LLC, a New York-based media advisory firm. He is a former CEO of New Century Network, an online company formed by a consortium of the nine leading US newspaper companies, and past Executive Vice President, President of HBO International. From July 2000 through June 2001, he also served as CEO of Automatic Media Incorporated, an Internet media and software firm based in New York City. Mr. deBoer is also a director of Click TV, a television production company in the UK and Priva Technologies, both of which are private companies.

Patrick J. Spain, Director

Patrick Spain has served as a director since August, 2004. Mr. Spain is Chairman and CEO of HighBeam Research, Inc., which operates an online research engine for individuals. Prior to joining HighBeam, he was the Chairman and CEO of Hoover’s, Inc., an online provider of company information, from 1993 to 2002.

Elisabeth DeMarse, MBA, Director

Elisabeth DeMarse has been a Director since June 2005. Prior to joining Stockgroup, she brings 10 years of experience as member of the senior management team at Bloomberg L.P. where she participated in building the financial services organization from $50 million to $1.5 billion in annual revenues. Ms DeMarse also was President and CEO of Bankrate Inc. where in 4 years she increased advertising revenue of the company from $5 Million to $37 Million.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES SET FORTH IN PROPOSAL ONE.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended December 31, 2005, our Board of Directors held ten (10) meetings and acted eleven (11) times by written consent. The meetings were attended by all of our directors either in person or by teleconference.

The Board of directors had three (3) standing committees during the year: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee includes David Caddey and Elisabeth DeMarse, and it is governed by a written charter, which can be viewed at www.stockgroup.com. The function of the Audit Committee is to review and approve the scope of audit procedures employed by our independent auditors and to review the results of our independent auditors' examination, the scope of audits, our independent auditors' opinions on the adequacy of internal controls and quality of financial reporting, and our Corporation's accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls. The Audit Committee also reports to our Board of Directors with respect to such matters and recommends the selection of independent auditors. During the fiscal year ended December 31, 2005, the Audit Committee met four (4) times. The meetings were attended by all of the members of the committee either in person or by teleconference.

Stockgroup Information Systems Inc.	Proxy Statement

Report of the Audit Committee

The following report concerns the Audit Committee's activities regarding oversight of our Corporation's financial reporting and auditing process. For the year ended December 31, 2005, the audit committee has:

(1)	reviewed and discussed the audited consolidated financial statements with our Corporation's management;

(2)	discussed with the independent accountants the matters described in Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants;

(3)	received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, as amended, and has discussed with the independent accountants their independence; and

(4)	recommended to our Board of Directors that the audited financial statements be included in our Corporation's Annual Report on Form 10-KSB for the period ended December 31, 2005, based on the review and discussions referred to above.

Each of the members of our Audit Committee is independent, as that term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. None of our Audit Committee members are financial experts.

Compensation Committee

Our Compensation Committee includes Lee deBoer, David Caddey, and Patrick Spain and is governed by a written charter which can be viewed at www.stockgroup.com. The Compensation Committee met once during the fiscal year ended December 31, 2005. The Compensation Committee's duties include developing policies that are designed to offer competitive compensation opportunities for our executive officers, which are based on personal performance, individual initiative and achievement, as well as assisting in attracting and retaining qualified executives. The Compensation Committee also endorses the position that stock ownership by management and stock-based compensation arrangements are beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. No member of our Compensation Committee was, during the fiscal year ended December 31, 2005 or prior, an officer or employee of our Corporation or any of its subsidiaries.

Report of the Compensation Committee

Compensation paid to our Corporation's executive officers is generally comprised of two elements: base salary and long-term compensation in the form of stock options. Compensation levels for executive officers of our Corporation are determined by a consideration of each officer's initiative and contribution to our overall corporate performance, and the officer's managerial abilities and performance in any special projects that the officer may have undertaken. Competitive base salaries that reflect the individual's level of responsibility are important elements of our Corporation's executive compensation philosophy. Subjective considerations of individual performance are considered in establishing incentive compensation. In addition, our Compensation Committee considers our financial position and cash flow in making compensation decisions.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee includes Patrick Spain, Lee deBoer, and Leslie Landes and is governed by a written charter which can be viewed at www.stockgroup.com.. The Committee was formed in 2004 and new directors appointed in 2005. The Committee's duties include

Stockgroup Information Systems Inc.	Proxy Statement

recommending candidates to the Board for appointment or election to the Board, assisting in attracting new Board members, making recommendations to the Board regarding Board structure, composition, and rotation, reviewing CEO and other senior officer succession plans, monitoring compliance with the Insider Trading Policy and Whistleblower Policy, and nominating a member to act as Designated Officer for the Whistleblower Policy.. During the fiscal year ended Dec 31, 2005, the Nominating and Corporate Governance Committee met 0 times. The meetings were attended by all of our directors either in person or by teleconference.

No member of the Committee was, during the fiscal year ended December 31, 2004 or prior, an officer or employee of our Corporation or any of its subsidiaries.

Nominees Recommended by Security Holders

The Nominating and Corporate Governance Committee will consider nominees recommended by security holders. Recommendations by security holders must be made in writing to the attention of Chairman, Nominating and Corporate Governance Committee, Stockgroup Information Systems Inc., Suite 500 – 750 West Pender Street, Vancouver, British Columbia, Canada V6C 2T7.

COMPENSATION OF DIRECTORS

Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at Board or committee meetings. The Board of Directors may award special remuneration to any director undertaking any special services on behalf of our Corporation other than services ordinarily required of a director.

Stockgroup compensates its outside directors with cash and stock options. Each outside director receives an annual fee of $4,000, plus $300 per meeting attended, or $750 for certain meetings which, in our discretion, involve unusual amounts of time or work. In addition, each outside director receives 100,000 options to acquire shares of common stock, with the exercise price being the market price of our common stock on the date of grant. Directors who are re-elected and continue to serve for more than one year will receive an additional 75,000 options after each annual general meeting.

EXECUTIVE COMPENSATION

Summary of Compensation of Executive Officers

The following summary compensation table reflects all compensation awarded to, earned by, or paid to the Chief Executive Officer and the President and our Chief Financial Officer of our Company for all services rendered to us in all capacities during each of the years ended December 31, 2003, 2004 and 2005. None of the other executive officers received salary and bonus exceeding $100,000 during those years.

Stockgroup Information Systems Inc.	Proxy Statement

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary $	Securities Underlying Options #	All Other Compensation $
Marcus A. New President and Chief Executive Officer	2005	160,018	-	33,021
	2004	128,940	652,500	33,705
	2003	150,554	-	27,693
Doug Keast Chief Financial Officer	2005	124,500	-	-

Options Granted and Value of Options Granted to Our Named Executive Officers in the Year Ended December 31, 2005

The following table sets forth for each of the Named Executive Officers certain information concerning stock options granted to them during the year ended December 31, 2005.

OPTION/SAR GRANTS IN THE LAST FISCAL YEAR
Name	Securities Underlying Options Granted	% of Net Options Granted To Employees In Year	Exercise Price $	Expiration Date
Marcus A. New	-	-	N/A	N/A
-	-	-	-

Bonuses of $33,021 and $33,705 were paid to Marcus New in 2005 and 2004 respectively. No other bonuses were paid to named executive officers in any of the above years. No Restricted Stock Awards (RSAs), Stock Appreciation Rights (SARs) or Long Term Incentive Plans (LTIPs) were awarded to named executive officers in any of the above years.

Stockgroup Information Systems Inc.	Proxy Statement

The following table sets forth for each Named Executive Officer certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2005.

FISCAL YEAR-END OPTION/SAR VALUES
Name	Shares Acquired On Exercise #	Value Realized $	Number of Shares Underlying Unexercised Options At December 31, 2005		Value of Unexercised In-the-Money Options At December 31, 2005
			Exercisable #	Unexercisable #	Exercisable $	Unexercisable $
Marcus New	0	0	1,370,938	81,562	$ 305,153	$ 22,022

(1)	The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 2005 and the exercise price of the individual's options. The closing bid price on December 31, 2005 was $0.30 per share.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements.

We have an Executive Employment Agreement with our CEO, Marcus A. New, which took effect February 9, 2004. Under the Agreement, effective January 1, 2006, Mr. New receives a base salary of $11,797 per month, ($141,561 per annum) with a minimum 5% annual escalation. In addition, Mr. New has an incentive bonus plan based on us achieving certain profitability goals in calendar years after 2003, and on financing, merger, and acquisition transactions. Under the original agreement he received 652,500 stock options and certain other non-cash benefits totalling $24,000 per year. Should we elect to terminate Mr. New’s employment without cause, he will be paid a minimum lump sum equal to 22 months’ base salary, as adjusted, plus a buyout of his stock options at their intrinsic value. The Agreement contains a confidentiality clause and one year non-competition covenant upon termination of employment. There is no specified termination date in the Agreement.

We had a Management Agreement with our former President, Leslie A. Landes. The Agreement was amended on October 8, 2004 and expired on August 4, 2005. Under the amended Agreement, Mr. Landes was scheduled to receive a minimum compensation of C$12,500 (approximately US$9,604) per month until December, 2004, after which his role changed to Chairman of the Board and his compensation became C$6,250 (approximately US$5,193) per month. The Agreement was terminated with 30 days notice with an effective date of July 30, 2005. Mr. Landes continues to be the Chairman of the Board and is reimbursed according the rates set out under the section Directors Compensation.

Section 16(a) beneficial ownership reporting compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's outstanding common stock, to file initial reports of ownership and reports of changes in ownership of common stock with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

Stockgroup Information Systems Inc.	Proxy Statement

Based solely on its review of such reports received by the Company with respect to fiscal 2005 and written representations from such reporting persons, the Company believes that all reports required to be filed under Section 16(a) have been timely filed by such persons, other than certain Form 5 reports which have been filed since fiscal 2005 year end.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 12, 2006, certain information with respect to the beneficial ownership of our common stock by each director, officer, and shareholder known by us to be the beneficial owner of more than 5% of our common stock. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address** Of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent Of Class(1)
Marcus A. New, President, CEO and a Director(2)	3,930,138	10%
Leslie A. Landes, Chairman(3)	606,950	2%
Jeffrey D. Berwick, Director(4)	469,725	1%
David N. Caddey, Director(5)	188,750	*
Louis deBoer II, Director(6)	168,750	*
Patrick Spain, Director(7)	115,250	*
Elisabeth Demarse(8)	-	*

Non-management owners of 5% of our common stock
Yvonne New(9)	2,214,500	7%
518464 B.C. Ltd. (10)	1,945,000	6%

* Less than 1%

**Unless otherwise referenced, the address for each of the above mentioned parties is c/o Stockgroup Information Systems Inc., Suite 500 – 750 West Pender Street, Vancouver, British Columbia, Canada V6C 2T7.

(1) Based on 33,541,596 shares of common stock issued and outstanding as of April 12, 2006. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days of April 12, 2006, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Marcus New directly owns exchangeable shares which are exchangeable for 169,500 common shares. He owns and additional 344,700 common shares. He also owns vested options exercisable for 1,370,938 common shares. He owns indirectly through his wife, Yvonne New, 19,500 exchangeable shares and 80,500 common shares, and through 518464 B.C. Ltd., a British Columbia company owned by Mr. New as to 50% and by Mrs. New as to 50%, 1,945,000 exchangeable shares. Accordingly, Mr. New beneficially owns 3,930,138 shares of common stock.

(3)  Les Landes owns 5,000 common shares and vested options exercisable for 601,950 common shares.

(4) Jeff Berwick owns 357,225 common shares and vested options exercisable for 112,500 common shares.

(5) David Caddey owns 20,000 common shares and vested options exercisable for 168,750 common shares. He also owns indirectly 40,000 common shares through his wife, Donna Caddey. His total beneficial ownership is therefore 228,750 shares.

Stockgroup Information Systems Inc.	Proxy Statement

(6) Lee deBoer owns vested options exercisable for 168,750 common shares.

(7) Patrick Spain owns 46,500 common shares and vested options exercisable for 68,750 common shares.

(8) Elisabeth DeMarse owns 36,800 non-vested options.

(9) Yvonne New owns 80,500 common shares and exchangeable shares which are exchangeable for 19,500 common shares. She owns indirectly through her husband, Marcus New, exchangeable shares which are exchangeable for 169,500 common shares, and through 518464 B.C. Ltd., a British Columbia company owned by Marcus New as to 50% and by Mrs. New as to 50%, exchangeable shares which are exchangeable for 1,945,000 common shares. Accordingly, Yvonne New beneficially owns 2,214,500 shares of common stock.

(10) 518464 B.C. Ltd., a British Columbia company owned by Marcus New as to 50% and by Mrs. New as to 50%, owns exchangeable shares which are exchangeable for 1,945,000 common shares.

PROPOSAL 2. SELECTION OF INDEPENDENT ACCOUNTANTS

The Board of Directors recommends the ratification by the shareholders of the appointment by the Board of Directors of Deloitte & Touche LLP. as the Company's independent accountants for the fiscal year ending December 31, 2006. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the appointment of Deloitte & Touche LLP.

PROPOSAL: APPOINTMENT OF DELOITTE & TOUCHE LLP. AS THE INDEPENDENT ACCOUNTANTS

Background: The Board of Directors has unanimously approved the appointment of Deloitte & Touche LLP. as the independent accountants for the Company and the termination of Ernst and Young LLP. The company has decided that that a change in independent accountants every few years is beneficial in keeping costs at minimum and at the same time increasing value to the Company through services provided.

Stockgroup Information Systems Inc.	Proxy Statement

INDEPENDENT PUBLIC ACCOUNTANTS

The principal accountant for the fiscal year ended December 31, 2005 was Ernst & Young LLP.

Audit Fees

Aggregate fees billed for professional services rendered for the audit of our quarterly and annual financial statements for fiscal 2005 were $85,100.

Financial Information System Design and Implementation Fees

No fees were billed during 2005 for Financial Information System Design and Implementation Fees.

All Other Fees

Aggregate fees billed for services rendered by the principal accountant, other than those services covered elsewhere in this section, were $9,054 for fiscal 2005.

INCLUSION OF FUTURE SHAREHOLDER PROPOSALS IN PROXY MATERIALS

All proposals of shareholders intended to be included in our proxy statement and form of proxy relating to our Annual Meeting of shareholders for the year ending December 31, 2006 (the "2006 Annual Meeting") must be received by our Corporation no later than January 31, 2006. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, as amended which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders.

For any shareholder proposal that is not submitted for inclusion in our proxy statement and form of proxy relating to the 2006 Annual Meeting pursuant to the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, is submitted, notice of such proposal must be received by our Corporation no later than January 31, 2006; otherwise, we may exercise, pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, discretionary voting authority under proxies we solicit for the 2006 Annual Meeting.

All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to the Corporation at Suite 500, 750 West Pender Street, Vancouver, British Columbia V6C 2T7 Attention: Corporate Secretary.

With respect to business to be brought before the 2006 annual meeting to be held on May 30, 2006, we have received no notices from shareholders that we were required to include in this proxy statement.

"HOUSEHOLDING" OF PROXY MATERIAL

In December of 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding", potentially means extra conveniences for security holders and cost savings for companies.

This year, a number of brokers with accountholders who are shareholders of our Corporation will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to

Stockgroup Information Systems Inc.	Proxy Statement

shareholders of our Corporation, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of the fiscal year ended December 31, 2006, we have not been a party to any transaction, proposed transaction, or series of transactions in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Shareholders on Form 10-KSB for the year ended December 31, 2005, which was filed with the SEC on March 15, 2006. A copy of the Annual Report to Shareholders has been sent, or is concurrently being sent, to all shareholders of record as of April 25, 2006.

AVAILABILITY OF FORM 10-KSB

A copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, is available on our website at www.stockgroup.com and will be provided without charge to any shareholder or beneficial owner of our common shares upon written request to Corporate Secretary, Suite 500 - 750 West Pender Street, Vancouver, British Columbia V6C 2T7.

We file annual and other reports, proxy statements and other information with certain Canadian securities regulatory authorities and with the Securities and Exchange Commission (the “SEC”) in the United States. The documents filed with the SEC are available to the public from the SEC’s Web site at http://www.sec.gov. The documents filed with the Canadian securities regulatory authorities are available at http://www.sedar.com

REGISTRAR AND TRANSFER AGENT

Our registrar and transfer agent is Pacific Corporate Trust Company 2nd Floor 510 Burrard St. Vancouver, BC V6C 3B9 (telephone 604-689-9853 facsimile 604-689-8144).

Stockgroup Information Systems Inc.	Proxy Statement

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters to be voted upon by the shareholders of our common shares, we will receive and consider both the Report of the Board of Directors to the Shareholders, and the financial statements of our Corporation for the year ended December 31, 2005, together with the auditors report thereon. These matters do not require shareholder approval, and therefore shareholders will not be required to vote upon these matters.

Except for the above-noted matters, our Board of Directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors:

/s/ Susan Lovell

Susan Lovell, CA
Corporate Secretary

Dated: April 12, 2006

Stockgroup Information Systems Inc.	Proxy Statement

Exhibits
1.0 Form 58-101F2

Stockgroup Information Systems Inc.	Proxy Statement

Form 58-101F2

Corporate Governance Disclosure

We are required to disclose on an annual basis our approach to corporate governance. The disclosure noted below is in accordance with National Instrument 58-101 – Disclosure of Corporate Governance Practices. The section references are to Form 58-101F2 in accordance with National Instrument 58-101.

1.	Board of Directors

(i) Leslie A. Landes, David N. Caddey, Louis deBoer, Jeffrey D. Berwick, Patrick Spain and Elisabeth DeMarse are independent directors.

(ii) Marcus A. New is an executive officer of our company and are therefore is not an independent director.

2.	Directorships

The following directors are also directors of other reporting issuers (or the equivalent in a foreign jurisdiction), as identified next to their name:

Director	Reporting Issuer or Equivalent in a Foreign Jurisdiction
Leslie A. Landes	Liquidation World, Inc.
Marcus A. New
David N. Caddey
Lois deBoer
Jeffrey D. Berwick
Patrick Spain
Elisabeth DeMarse	Edgar Online, Inc.; Heska Corporation

3.	Orientation and Continuing Education

Our company has a formal process to orient and educate new recruits to the board regarding the role of the board, its committees and its directors, as well as the nature and operations of our business. This process provides for an orientation day with key members of the management staff and further provides key reference and background materials, such as the current board approved business and strategic plan, the most recent board approved budget, the most recent annual report, the audited financial statements and copies of the interim quarterly financial statements.

The board does not provide continuing education for its directors. Each director is responsible to maintain the skills and knowledge necessary to meet his obligations as directors.

4.	Ethical Business Conduct

The board encourages and promotes a culture of ethical business conduct through the adoption and monitoring of a written code of business conduct and ethics and such other policies that may be

Stockgroup Information Systems Inc.	Proxy Statement

adopted from time to time. The board conducts regular review with management for compliance with such policies.

5.	Nomination of Directors

The board has appointed a Nominating and Corporate Governance Committee that is responsible for assisting the board in identifying new director nominees. In identifying candidates for membership on the board, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgement, career specialization, relevant technical skills, diversity and the extent to which the candidate would fill a present need on the board. As part of the process, the Nominating and Corporate Governance Committee is responsible for conducting background searches and is empowered to retain search firms to assist in the nominations process. Once candidates have gone through a screening process and met with a number of the existing directors, they are formally put forward as nominees for approval by the board.

6.	Compensation

The board has appointed a Compensation Committee that is responsible for developing our company’s approach to executive compensation and periodically reviewing the compensation of the directors. The Compensation Committee reviews and approves annual salaries, bonuses and other forms and items of compensation for our senior officers and employees. Except for plans that are, in accordance with their terms or as required by law, administered by the board or another particularly designated group, the Compensation Committee also administers and implements all of our stock option and other stock-based and equity-based benefit plans, recommends changes or additions to those plans, and reports to the board on compensation matters.

7.	Other Board Committees

Our company has no other standing committees other than the Audit, the Compensation and the Nominating and Corporate Governance Committees.

8.	Assessments

The board intends that individual director assessments be conducted by other directors, taking into account each director’s contributions at board meetings, service on committees, experience base and their general ability to contribute to one or more of our company’s major needs. However, due to our stage of development and our need to deal with other urgent priorities, the board has not yet implemented such a process of assessment.

Proxy

GENERAL MEETING OF SHAREHOLDERS OF

Stockgroup Information Systems Inc.

TO BE HELD AT 500 – 750 W Pender St, Vancouver, BC

ON Tuesday, May 30, 2006, AT 1:30 PM PDT

The undersigned member (“Registered Shareholder”) of the Company hereby appoints, Marcus New, a Director of the Company, or failing this person, Leslie Landes, a Director of the Company, or in the place of the foregoing,                                                                        (print the name), as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the aforesaid meeting of the Registered Shareholders of the Company (the “Meeting”) and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company recorded in the name of the Registered Shareholder as specified herein.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

Resolutions (For full details of each item, please see the enclosed Notice of Meeting and Information Circular)

	For	Against	Withhold
1. To elect as Director, David Caddey		N/A
2. To elect as Director, Lee deBoer		N/A
3. To elect as Director, Elisabeth DeMarse		N/A
4. To elect as Director, Leslie Landes		N/A
5. To elect as Director, Marcus New		N/A
6. To elect as Director, Patrick Spain		N/A
7. To appoint Deloitte & Touche LLP as independent auditors		N/A
8. To grant the proxyholder authority to vote at his/her discretion on any other business or amendment or variation to the previous resolutions		N/A
9.
10.
11.
12.
13.
14.
15.
16.
17.
18.
19.
20.

SHAREHOLDER SIGN HERE:

DATE SIGNED:

THIS FORM MUST BE SIGNED AND DATED.

SEE IMPORTANT INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This Proxy is solicited by the Management of the Company.

2.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Pacific Corporate Trust Company.

4.	A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.
5.	A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)      appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote the resolution as if the Registered Shareholder had specified an affirmative vote;

OR

(b)     appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Instrument of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

7.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, voting instructions must be DEPOSITED at the office of "PACIFIC CORPORATE TRUST COMPANY" no later than forty eight ("48") hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof.

The mailing address of Pacific Corporate Trust Company is 510 Burrard St, 2nd Floor, Vancouver, British Columbia, V6C 3B9, and its fax number is (604) 689-8144.

IF A SHAREHOLDER I.D. AND SHAREHOLDER CODE APPEAR ON THE FACE OF THIS PROXY IN THE ADDRESS BOX

REGISTERED HOLDERS ARE ABLE TO COMPLETE TELEPHONE VOTING AT 1-888-Tel-Vote (1-888-835-8683)